INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-101932 of Hartford Life Insurance Company Separate Account Seven of our report dated February 19, 2003, relating to the financial statements of Hartford Life Insurance Company, and of our report dated February 21, 2003, relating to the financial statements of Hartford Life Insurance Company Separate Account Seven, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Public Accountants" in such Statement of Additional Information.

Deloitte & Touche LLP
Hartford, Connecticut
August 15, 2003